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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 2002



                            BAXTER INTERNATIONAL INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


         1-4448                                            36-0781620
------------------------                       ---------------------------------
(Commission file number)                       (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                      60015
---------------------------------------                    ----------
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (847) 948-2000


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Item 9.  Regulation FD Disclosure.

On August 7, 2002, Harry M. Jansen Kraemer, Jr., Chairman of the Board and
Chief Executive Officer of Baxter International Inc., and Brian P. Anderson, Senior Vice President and Chief Financial Officer of Baxter International Inc., filed with the Securities and Exchange Commission ("SEC") sworn statements pursuant to the SEC Order requiring the filing of these statements under Section 21(a)(1) of the Securities Exchange Act of 1934. These sworn statements are attached as Exhibits 99.1 and 99.2, respectively.

Item 7. Exhibits

Exhibit No.    Exhibit

99.1           Statement of Chief Executive Officer pursuant to SEC Order

99.2           Statement of Chief Financial Officer pursuant to SEC Order

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BAXTER INTERNATIONAL INC.
                                       ------------------------
                                              (Registrant)


                                          By: /s/ Jan Stern Reed
                                              ----------------------------------
                                              Jan Stern Reed
                                              Corporate Secretary

Date:  August 7, 2002




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                                  Exhibit Index

Exhibit No.   Description

99.1          Statement of Chief Executive Officer pursuant to SEC Order

99.2          Statement of Chief Financial Officer pursuant to SEC Order